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                                                                   EXHIBIT 10.05

                               AMENDMENT NO. 2 TO
                             NOTE PURCHASE AGREEMENT

         THIS AMENDMENT NO. 2 (the "AMENDMENT"), dated as of January 28, 2003, is by and between INTERLEUKIN GENETICS, INC., a Delaware corporation (the "COMPANY"), and PYXIS INNOVATIONS INC., a Delaware corporation ("PYXIS").

         The Company and Pyxis are parties to a Note Purchase Agreement dated as of October 23, 2002, as amended November 13, 2002 (the "AGREEMENT"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

         The parties agree as follows:

1. Recital C of the Agreement is hereby deleted in its entirety and replaced with the text of Recital C that is set forth as follows:

                           C. Pyxis wishes to purchase, and the Company wishes
                  to sell and issue to Pyxis, upon the terms and conditions stated in this Agreement, on each of the date of this Agreement, November 14, 2002, December 16, 2002, and January 28, 2003, a promissory note in a principal amount of $500,000 in the form attached as EXHIBIT A (each, a "NOTE" and collectively, the "NOTES"); and

2. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the text of Section 2.2 that is set forth as follows:

                           2.2 SUBSEQUENT PURCHASES. Pyxis hereby agrees to
                  purchase, and the Company hereby agrees to sell and issue to Pyxis, on each of November 14, 2002, December 16, 2002, and January 28, 2003, a Note in the principal amount of $500,000. The closing of the November 14, 2002 purchase, the closing of the December 16 purchase, and the closing of the January 28, 2003 purchase, are each referred to as a "SUBSEQUENT CLOSING."

3. Except as amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                      * * *
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         This Amendment No. 2 to Note Purchase Agreement is signed as of the date first written above.


                                             INTERLEUKIN GENETICS, INC


                                             By  /s/  Fenel M. Eloi
                                                 -------------------------------
                                                   Fenel M. Eloi
                                                   Its Chief Financial Officer


                                             PYXIS INNOVATIONS INC.


                                             By  /s/  Bert Crandell
                                                 -------------------------------

                                                   Its Duly Authorized Agent


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